Investments (Sales or Disposals and Impairments of Fixed Maturity and Equity Securities) (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Fixed maturity securities
Components of Sales or Disposals of Fixed Maturity and Equity Securities
Proceeds	$ 60,957	$ 44,906	$ 45,538
Gross investment gains	584	260	556
Gross investment losses	(698)	(359)	(379)
Total OTTI losses:
OTTI losses	(54)	(26)	(128)
Net investment gains (losses)	(168)	(125)	49
Equity securities
Components of Sales or Disposals of Fixed Maturity and Equity Securities
Proceeds	105	128	144
Gross investment gains	28	46	25
Gross investment losses	(28)	(4)	(19)
Total OTTI losses:
OTTI losses	(37)	(21)	(19)
Net investment gains (losses)	$ (37)	$ 21	$ (13)